SUPPLEMENT DATED JULY 2, 2013
TO THE PROSPECTUS FOR
PRINCIPAL FLEXIBLE VARIABLE ANNUITY
DATED MAY 1, 2013

Effective August 1, 2013, this supplement updates information in the prospectus dated May 1, 2013 for Principal Flexible Variable Annuity issued by Principal Life Insurance Company (“we”, “us”, or “our”) through its Principal Life Insurance Company Separate Account B. This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at Principal Financial Group, P.O. Box 9382, Des Moines, Iowa 50306-9382 or call us at 1-800-852-4450 to request a free copy. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

1.	On Page 8, in the Periodic Expenses table, please change the current Administration Charge from 0.00% to 0.05% and the current Total Separate Account Annual Expense from 1.25% to 1.30%.

2.	On Page 11, please replace the fifth bullet of the Charges and Deductions section with the following:

“The Daily Separate Account administration charge is currently 0.05%, but we reserve the right to assess a charge not to exceed 0.15% of Separate Account division value(s) annually.”

3.	On Page 27, please replace the paragraph in the Separate Administration Charge section with the following:

“We assess each division with a daily Separate Account administration charge. The annual rate of the charge is 0.05% of the average daily net assets of the Separate Account divisions. This charge only is assessed prior to the annuitization date. This charge is assessed daily, at the time the value of a unit is calculated. We reserve the right to increase this administration charge up to an annual rate of 0.15% of the average daily net assets of the Separate Account divisions.

The administration charge is intended to cover our costs for administration of the Contract that are not covered in the mortality and expense risks charge above. If the administration charge is not enough to cover our costs, we bear the loss. If the administration charge is more than our costs, the excess is profit to the Company.”

4.	Due to a typographical error, please replace the Unscheduled Fixed Account Transfers sub-section on page 32 with the following:
Unscheduled Fixed Account Transfers

The minimum transfer amount is $100 (or entire Fixed Account accumulated value if less than $100). Once per contract year, within the 30 days following the contract anniversary date, you can:

•	transfer an amount not to exceed 25% of your Fixed Account accumulated value; or

•	transfer up to 100% of your Fixed Account accumulated value if:
•your Fixed Account accumulated value is less than $1,000; or
•(a) minus (b) is greater than 1% where:

•	(a) is the weighted average of your Fixed Account interest rates for the preceding contract year; and
•(b) is the renewal interest rate for the Fixed Account.
We will inform you if the renewal interest rate falls to that level.

5.	In Appendix A on Page 54, please delete the section of the chart entitled “C. Death Benefit” and replace it with the following:

C. Death Benefit	Old Contract	New Contract
Death Benefit
An amount equal to the greatest of
(i) total premium payments less surrenders, or
(ii) Contract value, or
(iii) 7 year Step-Up

For partial surrenders from old contracts prior to November 23, 2003, the death benefit is reduced by the amount of each withdrawal.

For partial surrenders from old contracts issued on or after November 23, 2003, the death benefit is reduced proportionately for each withdrawal.

An amount equal to the greatest of
(i) total premium payments less surrenders, or
(ii) Contract value, or
(iii) 7 year Step-Up

For partial surrenders from Contracts with applications signed prior to August 1, 2013, the death benefit is reduced proportionately for each withdrawal.

For partial surrenders from Contracts with applications signed on or after August 1, 2013, withdrawals that are not For Life excess withdrawals will reduce the GMWB Death Benefit by the amount of the withdrawal. Any For Life excess withdrawal amounts reduce the GMWB Death Benefit proportionately.

See the Death Benefit section in this appendix for more details.

Optional Enhanced Death Benefit Rider	Available	Not available
Payable	1st owner or annuitant to die	1st owner to die

6.	In Appendix A on Page 55, please delete the section of the chart entitled “D. Fees and Charges” and replace it with the following:

D. Fees and Charges	Old Contract	New Contract
Annual Fee (waived for Contracts with accumulated value of $30,000 or more)	Lesser of $30 or 2% of Contract accumulated value	Same
Mortality and Expense Risks Charge**	1.25%	Same
Administration Charge** (on an annual basis)	Maximum: 0.15% Current: 0.05%	Maximum: 0.15% Current: 0.15%
Available Underlying Mutual Fund Expenses****	Maximum Annual: 1.34% Minimum Annual: 0.26%	Maximum Annual: 0.57% Minimum Annual: 0.55%
Principal Income Builder 3 Rider Charge – Taken as % of average quarterly For Life withdrawal benefit base.

-OR-

Principal Income Builder 10 Rider Charge - Taken as % of average quarterly Investment Back withdrawal benefit base.
	Not available Not available	Maximum Annual: 1.65% Current Annual: 1.05% Maximum Annual: 2.00% Current Annual: 1.20%

7.	In Appendix A on Page 56, please replace the third paragraph of the “Principal Income Builder 3” subsection with the following:

“The Principal Income Builder 3 rider provides your beneficiary(ies) with the GMWB Death Benefit.”

8.	In Appendix A on Page 56, please replace the third paragraph of the “Principal Income Builder 10” subsection with the following:

“The Principal Income Builder 10 rider also allows your beneficiary(ies) to choose the GMWB Death Benefit or any remaining Investment Back withdrawal benefit payments available under the rider.”

THIS SUPPLEMENT SHOULD BE READ AND
RETAINED FOR FUTURE REFERENCE

Principal Financial Group
P.O. Box 9382
Des Moines, Iowa 50306-9382
1-800-852-4450

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